Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 571,531,000
Previously Paid Amount	78,928.44
Total Fee Amount	78,928.44
Total Offset Amount	0.00
Net Fee	$ 0.00